Commitments	6 Months Ended
Jun. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments
Commitments
The Company undertakes, in the ordinary course of business, to (i) defend customers and other parties from certain third-party claims associated with allegations of trade secret misappropriation, infringement of copyright, patent or other intellectual property right, or tortious damage to persons or property and (ii) indemnify and hold harmless such parties from certain resulting damages, costs and other liabilities. The term of these undertakings may be perpetual and the maximum potential liability of the Company under certain of these undertakings is not determinable. The Company has never incurred costs to defend lawsuits or settle claims related to these undertakings and, as a result, the Company believes the corresponding estimated fair value is minimal.
The Company has entered into indemnification agreements with its directors and officers that may require the Company to indemnify its directors and officers against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct of the individual. The Company currently has directors and officers insurance.
Non cancelable purchase commitments
The Company enters into non-cancelable purchase commitments with its third-party manufacturer whereby the Company is required to purchase any inventory held by the third-party manufacturer that have been purchased by them based on confirmed orders from the Company. As of December 31, 2010 and 2011, and as of June 30, 2012 (unaudited) approximately $2.1 million, $4.9 million and $3.7 million, respectively, of raw material inventory was purchased and held by the third-party manufacturer which was subject to such purchase requirements.
Leases
The Company leases office space for its headquarters and subsidiaries under non cancelable operating leases, which will expire between December 2012 and April 2017. Rent expense for 2009, 2010 and 2011 was $1.1 million, $1.2 million and $1.7 million, respectively, and for the six months ended June 30, 2011 and 2012 (unaudited) was $0.8 million and $0.9 million, respectively. The Company recognizes rent expense on a straight-line basis over the lease period, and has accrued for rent expense incurred but not paid. In February 2012, the Company renewed its lease facilities in Toronto, Canada, and added an additional approximate 2,130 square feet. This lease will expire on April 30, 2017.
Future minimum lease payments at June 30, 2012 (unaudited) under non-cancelable operating leases are as follows:

(in thousands)	Operating leases
2012 (remaining six months)	$658
2013	1,461
2014	1,474
2015	1,480
2016 and beyond	470
Total minimum lease payments	$5,543

Legal matters
From time to time, the Company may be involved in lawsuits, claims, investigations and proceedings, consisting of intellectual property, commercial, employment and other matters, which arise in the ordinary course of business. The Company records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. These provisions are reviewed at least quarterly and adjusted to reflect the impact of negotiations, settlements, ruling, advice of legal counsel and other information and events pertaining to a particular case. Litigation is inherently unpredictable. If any unfavorable ruling were to occur in any specific period, there exists the possibility of a material adverse impact on the Company's financial position or the results of operations of that period or on the Company’s cash flows.